EXHIBIT 14

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
Separate Account VA AA	WRL Freedom Advisor

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July, 2007.

/s/ Charles T. Boswell
Charles T. Boswell
Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and President of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
Separate Account VA AA	WRL Freedom Advisor

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July, 2007.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Financial Officer of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
Separate Account VA AA	WRL Freedom Advisor

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July, 2007.

/s/ John Hunter
John Hunter
Director and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Tax Officer of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
Separate Account VA AA	WRL Freedom Advisor

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July, 2007.

/s/ Arthur C. Schneider
Arthur C. Schneider
Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chairman of the Board of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
Separate Account VA AA	WRL Freedom Advisor

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July, 2007.

/s/ Timmy L. Stonehocker
Timmy L. Stonehocker
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Corporate Controller and Vice President of the Board of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
Separate Account VA AA	WRL Freedom Advisor

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July, 2007.

/s/ Eric J. Martin
Eric J. Martin
Corporate Controller and Vice President